Exhibit 10.4

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01

Execution Copy

CONSULTANCY AGREEMENT

This Consultancy Agreement (“Agreement”) is effective as of July 1, 2024, (the “Effective Date”) and is entered into by and between:

(1) Merus N.V., a public company with limited liability (naamloze vennootschap), having its registered office at Uppsalalaan 17, 3rd and 4th floor, 3584 CT, Utrecht, the Netherlands (“Merus”);

and

(2)	Dr. Andrew Joe, having his address at [ ⚫ ] (“Consultant”);

(Each of Merus and Consultant may hereinafter be referred to as a “Party” or collectively referred to as the “Parties.”)

WHEREAS:

(A)	Consultant as of July 1, 2024 shall be an independent contractor, having experience in the design and development of therapeutic antibodies and antibody candidates; and

(B)

Merus wishes to engage Consultant to provide services to Merus for a limited term, and for the limited purpose of providing professional advice and guidance to Merus in the field of antibody development, including as it concerns zenocutuzumab, as further set out in this Agreement, and Consultant is willing to provide such services subject to the terms and conditions of this Agreement.

NOW THEREFORE, for mutual consideration, the receipt and adequacy of which are acknowledged by the Parties, the Parties agree as follows:

1.	THE SERVICES

1.1 Merus engages Consultant to provide, and Consultant agrees to provide, professional advice and guidance to Merus in the field of antibody development, including as it concerns zenocutuzumab as may be further specified and requested by Merus, (the “Services”). Consultant shall provide Services only upon the written instruction of the Chief Executive Officer or his delegate.

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

1.2

Consultant is capable of providing the Services and shall be reasonably available to provide the Services. Consultant shall carry out the Services in an expert and diligent manner and shall, to the best of his ability, promptly comply with and observe all lawful and reasonable requests given to Consultant by Merus pursuant to this Agreement.

1.3

Consultant represents and warrants to Merus that he is under no contractual or other restrictions or obligations that are inconsistent with the execution of this Agreement, or that will interfere with the performance of the Services. Consultant represents and warrants that the execution and performance of this Agreement will not violate any policies or procedures of any other person or entity for which he performs services concurrently with those performed herein.

1.4	Consultant shall comply with all applicable laws and regulations in the performance of the Services.

1.5	Consultant shall not subcontract any work in connection with this Agreement without the prior written consent of Merus.

1.6	Consultant agrees to provide Services to Merus.

1.7 Consultant will ensure that he provides the Services in accordance with the terms and conditions of this Agreement.

2.	CONSIDERATION & EXPENSES

2.1.	In full consideration of Consultant’s full, prompt, and faithful performance of the Services, Merus agrees to pay to Consultant a monthly fee for Services rendered of . $41,000 per month.

2.2.

In addition to the fee referred to in Clause 2.1, Merus shall reimburse Consultant for reasonable expenses pre-approved by Merus, such as travel, hotel and meal expenses in connection with the Services. Merus shall pay Consultant the amounts due pursuant to Merus’ receipt of the written invoices including receipts relating to the expenses. For any expense greater than $ 1,000, Consultant must seek prior approval from Merus to secure reimbursement.

2.3.	Provided there is no reasonable dispute concerning the invoice raised by Merus, each payment to Consultant shall be made by Merus within thirty (30) calendar days of the date of invoicing.

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

2.4.	Invoices shall contain a specification of hours/days during which the Services are performed and, in reasonable detail, the reasonable expenses pre-approved by Merus and incurred by Consultant.

All Consultant invoices and billing matters should be addressed to:

[ ⚫ ]

Merus N.V.

Attn: Financing Department

Uppsalalaan 17

3rd and 4th floor

3584 CT Utrecht

The Netherlands.

All Merus payments and billing inquiries shall be sent to:

Address above

2.5.	The consideration and reimbursement referred to in Clauses 2.1 and 2.2 shall be the sole consideration due to Consultant in connection with the Services and this Agreement.

2.6.

It is Consultant’s responsibility to comply with any obligations towards tax and social security auithorities that may result from this Agreement. Consultant indemnifies Merus and holds Merus harmless against any taxes, social security premiums, costs, penalties, interest or other liabilities regarding the potential tax and social security consequences resulting from this Agreement.

3.	TERM

3.1.	This Agreement shall commence on the Effective Date and shall continue for three (3) months from the Effective Date, ending on September 30, 2024.

3.2.	This Agreement may be terminated at any time by either Party, and for any reason, upon thirty (30) calendar days’ prior written notice.

3.3.

All rights granted to Merus in respect of work performed and services rendered by Consultant and the products of such work and services, and all rights granted to Consultant for payments to be received under this Agreement, which arise prior to the date of termination of this Agreement, shall not be prejudiced or affected by such termination. Termination or expiry of this Agreement under clause 3.1 or 3.2 above shall not affect the accrued rights of the Parties that arose in any way out of this Agreement as at the date of termination or expiry. In particular, but without limitation, the provisions of clauses 3, 4.3, 5, 6, 7.4 and 8 shall survive this Agreement and shall remain in full force and effect.

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

3.4.

Consultant agrees to promptly return, following the termination of this Agreement or upon earlier request by Merus, all drawings, tracings, and written materials in Consultant’s possession and supplied by Merus in conjunction with the performance of the Services under this Agreement or generated by Consultant in the performance of the Services under this Agreement.

4.	INDEPENDENT CONTRACTOR

4.1.

This Agreement is a contract for the provision of services. Nothing in this Agreement shall be deemed to make Consultant an employee of Merus or any of its affiliates. Nothing herein shall be construed to create an employer-employee relationship between Merus and Consultant or to entitle Consultant to any benefits provided by Merus to its employees.

4.2.

Consultant shall not have any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, Merus, or to bind Merus to any contract, agreement or undertaking with any third party. Nothing contained in this Agreement shall be construed or applied to create a partnership, agency, or joint venture relationship between Consultant and Merus. Similarly, Consultant shall not state or imply, directly or indirectly, that Consultant is empowered to bind Merus without Merus’ prior written consent.

4.3.

Consultant shall not use the name, trade name, trademark or logo of Merus or any abbreviation or adaptation thereof, in any advertising, trade display, public statement or for any other purposes, without the prior written consent of Merus.

4.4.

Consultant agrees that while acting as a consultant for Merus (the “Merus Consultancy”), neither Consultant nor anyone assisting Consultant will engage in any activities that are adverse to the interests of Merus. Reports and other documents generated, or obtained by Consultant in the course of the Merus Consultancy (the “Consulting Materials”) will be the property of Merus. If authored by Consultant, they will be considered “Works Made For Hire” and all right, title and interest in such works is hereby assigned by Consultant to Merus.

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

5.	CONFIDENTIALITY

5.1.	Confidentiality shall be govered by the terms and conditions of the Proprietary Information and Inventions Assignment Agreement (the “Proprietary Information Agreement”) executed on July 2, 2020.

5.2.

After completion of the Services or termination of this Agreement, whichever occurs earlier, Consultant shall have no right to use any Confidential Information and shall promptly return or destroy all Confidential Information, including all documents, correspondence and records containing or developed using Confidential Information. Consultant shall certify as per Exhibit A of the Proprietary Information Agreement, within ten (10) calendar days of Merus’ request.

5.3.

Nothing contained herein shall be deemed to imply or otherwise constitute the grant of any right or license regarding any Confidential Information. The Confidential Information and any intellectual property rights relating to the Confidential Information shall remain the exclusive property of Merus. Merus makes no representation or warranty as to the Confidential Information, including to the accuracy or completeness thereof. Merus shall have no liability to Consultant arising from the use of the Confidential Information for the Services.

6.	ASSIGNMENT OF INTELLECTUAL PROPERTY

6.1.	Section 3 of the Proprietary Information Agreement shall continue to govern intellectual property during the term of this Consulting Agreement.

7.	DATA PROTECTION

7.1.

Merus may process personal data relating to Consultant for the purposes of and within the framework of this Agreement and the performance of Services thereunder. The personal data collected may include a copy of an identification document, contact details and bank account number. All such personal data shall be handled in a proper and careful manner in accordance with applicable law, including the General Data Protection Regulation (GDPR) and the Dutch Implementation Act GDPR (Uitvoeringswet Algemene Verordening Gegevensbescherming).

7.2.

This encompasses, among other things, that Merus has implemented sufficient technical and organisational measures to ensure the protection of personal data. Personnel or third parties that have access to personal data will be bound by confidentiality obligations. Further, Consultant has several rights regarding its personal data collected and/or processed by Merus, including the right to access,

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

correction, deletion and portability of Consultant’s personal data. For the purpose of the performance of this Agreement, Merus may transfer Consultant’s personal data to third parties, provided that there is a legitimate interest in doing so. Where such third parties are located outside the European Economic Area in countries that are not deemed to have an adequate level of data protection, Merus will ensure that sufficient safeguards are in place or that the explicit consent for such transfer is obtained from Consultant. The Company’s Workforce Privacy Policy provides further information on data protection and applies to the processing of the personal data of Consultant by Merus.

7.3.	Consultant shall comply with Merus’ rules and policies regarding the processing of personal data should it process any personal data on behalf of Merus in performing the Services.

8.	MISCELLANEOUS

8.1.

The terms of Proprietary Information Agreement shall remain in full force and effect during the term of this Agreement, including the non-solicitation and non-disparagement set forth in Sections 5 and 6, and the terms of the Separation Agreement shall remain in full force and effect, including the non-competition provision set forth in Section 4.

8.2.

This Agreement incorporates in full the Proprietary Information Agreement, and the Separation Agreement between Consultant and Merus US, Inc. (including the non-competition provisions provided therein), which collectively govern the Parties with regard to the subject matter hereof, and replaces and supersedes all other agreements or understandings relating to the subject matter hereof, whether written or oral. No modification, amendment, supplement to, or extension of this Agreement shall have any force or effect unless reduced to writing and signed by each Party.

8.3.

Consultant warrants to Merus that he is entitled and authorized to enter into this Agreement and perform his obligations hereunder, without breaching any other existing contractual obligations he may have.

8.4.

Consultant warrants to Merus that he shall conduct his Services in accordance with uncompromising honesty and integrity and that it shall comply with Merus’ Code of Business Conduct and Ethics, as published on Merus’ website (http://www.merus.nl > Investors & Media > Corporate Governance > Governance Documents > Code of Business Conduct and Ethics).

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

8.5.

All notices, documentation and communications shall be in English and sent by personal delivery, pre-paid registered mail, or overnight courier, to the relevant address set out below and shall be deemed to have been given on the date of receipt. Parties shall also send each other notice through email at the email addresses set out below.

If to Consultant	If to Merus
Uppsalalaan 17 3rd and 4th floor 3584 CT Utrecht The Netherlands With a copy to: [ ⚫ ]

8.6.

This Agreement, and all claims and/or causes of action (whether in contract, tort, or statute) that may be based upon, arise out of, or relate to this Agreement, or the negotiation, execution, or performance of this Agreement (including any claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement), shall be governed by, and enforced in accordance with the laws of the Commonwealth of Massachusetts exclusively, without giving effect to any laws, rules, or provisions that would cause the application of the laws, rules, or provisions of any jurisdiction other than the Commonwealth of Massachusetts. If any dispute arises out of or in connection with this Agreement, the Parties will themselves endeavor to settle such dispute amicably. If the Parties fail to reach an amicable settlement of the dispute within a reasonable period of time, such dispute shall, to the exclusion of all others be adjudicated in the state and federal courts having jurisdiction over disputes arising in the United States, and Consultant hereby agrees to consent to the personal jurisdiction of such courts. The Company and Consultant each hereby irrevocably waive any right to a trial by jury in any action, suit or other legal proceeding arising under or relating to any provision of this Agreement.

8.7.	This Agreement has been prepared in the English language and the English language shall control its interpretation.

Merus N.V.
Uppsalalaan 17
3rd and 4th floor
3584 CT Utrecht
The Netherlands
www.merus.nl

KvK Utrecht 30.189.136
BTW NL8122.47.413.B01
Execution Copy

8.8.

No claim, right or remedy of a Party under this Agreement shall be deemed to be waived in whole or in part unless such waiver is in writing and signed. No relaxation, forbearance, delay or indulgence by a Party in enforcing any of the provisions of this Agreement shall prejudice, affect or restrict the rights of that Party under this Agreement, nor shall any waiver by a Party of a violation of this Agreement operate as a waiver of any subsequent or continuing violation.

8.9.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) that provision shall be deemed amended to achieve as nearly as possible the same effect as the original provision, and (b) the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

8.10.	This Agreement may be executed electronically (by PDF) and/or in counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

8.11.	Consultant shall not assign or delegate his obligations under this Agreement either in whole or in part without the prior written consent of Merus.

8.12.	The section headings herein are intended for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this document to be executed by their duly authorized representatives as of the Effective Date.

Merus N.V.	Dr. Andrew Joe

/s/ Sven (Bill) Ante Lundberg	/s/ Andrew Joe
Name: A.S. Lundberg	Name: Andrew Joe
Title: CEO	Title: Consultant

Date: June 30, 2024	Date: June 30, 204